UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

(Exact name of Registrant as specified in its charter)

Organized in the State of South Dakota
Commission File Number 333-75804
Employer Identification No. 46-0462968

100 Caspian Avenue
Post Office Box 500
Volga, South Dakota  57071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (605) 627-9240

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 20, 2005, the Registrant filed an 8-K to report that on January 18, 2005 the Registrant accepted the resignation of its independent auditor, Eide Bailly, LLP, from its engagement to perform the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2004, and the Registrant approved the engagement of Gordon, Hughes & Banks, LLP to perform the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2004. This Amended Current Report on Form 8-K/A is being filed solely to correct an error in the signature block of that submission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

Date:	January 31, 2005	By:	/s/ Rodney Christianson
Rodney Christianson
Chief Executive Officer